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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 22, 2007

                                POLONIA BANCORP
                                ---------------
             (Exact Name of Registrant as Specified in Its Charter)

    United States                      0- 52267                  41-2224099
    -------------                      --------                  ----------
(State or other jurisdiction of      (Commission                (IRS Employer
incorporation or organization)        File Number)           Identification No.)

     3993 Huntingdon Pike, 3rd Floor, Huntingdon Valley, Pennsylvania 19006
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              (Address of principal executive offices) (Zip Code)

                                 (215) 938-8800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
            ------------------------------------------

     On January 22, 2007, Polonia Bank (the "Bank"), the wholly-owned subsidiary of Polonia Bancorp, entered into endorsement split dollar life insurance agreements with Paul D. Rutkowski, Chief Financial Officer and Treasurer and Kenneth J. Maliszewski, Senior Vice President. The agreements, which contain identical terms for each executive, are meant to formalize and clarify the current terms of existing split dollar life insurance arrangements with respect to the executives, as previously disclosed in the Company's Registration Statement on Form SB-2 (File No. 333-135643). The material terms of the endorsement split dollar life insurance agreements are as follows:

     o The parties agree that the proceeds of a life insurance policy on each executive's life, purchased and owned by the Bank, will be divided between the Bank and the executive's designated beneficiary(ies);
     o The Bank is the sole owner of the policies and is the beneficiary of any death benefit under the policies, less the executive's interest as set forth below;
     o If the executive dies while actively employed, his beneficiary will have the right to receive a death benefit equal to $1.0 million (the executive's interest); and
     o Upon the executive's termination of employment for any reason, the split dollar agreement will automatically terminate, along with the executive's interest in the death benefit.

     Copies of the split dollar life insurance agreement and split dollar policy endorsement are attached as exhibits 10.1 and 10.2 to this report and are incorporated herein by reference.

Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

    (d)   Exhibits

          Number       Description

          10.1 Split Dollar Life Insurance Agreement and Split Dollar Policy Endorsement between Polonia Bank and Paul D. Rutkowski

          10.2 Split Dollar Life Insurance Agreement and Split Dollar Policy Endorsement between Polonia Bank and Kenneth J. Maliszewski

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: January 24, 2007               By: /s/ Paul D. Rutkowski
                                         -----------------------------------
                                         Paul D. Rutkowski
                                         Chief Financial Officer and Treasurer